UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 12, 2008

  CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K is the following financial information from Cummins Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2008, filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statements of Income for the three-month and nine-month periods ended September 28, 2008 and September 30, 2007, (ii) the Condensed Consolidated Balance Sheet at September 28, 2008 and December 31, 2007, (iii) the Condensed Consolidated Statements of Cash Flows for the nine-month periods ended September 28, 2008 and September 30, 2007, (iv) the Condensed Consolidated Statements of Shareholders’ Equity for the nine-month periods ended September 28, 2008 and September 30, 2007 and (v) the Notes to the Condensed Consolidated Financial Statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the financial statements of Cummins Inc. as filed with the SEC. The purpose of submitting these XBRL-Related Documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of these sections, and is not part of any registration statement to which it may relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following financial information from Cummins Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2008, filed with the SEC on October 31, 2008, formatted in XBRL: (i) the Condensed Consolidated Statements of Income for the three-month and nine-month periods ended September 28, 2008 and September 30, 2007, (ii) the Condensed Consolidated Balance Sheet at September 28, 2008 and December 31, 2007, (iii) the Condensed Consolidated Statements of Cash Flows for the nine-month periods ended September 28, 2008 and September 30, 2007, (iv) the Condensed Consolidated Statements of Shareholders’ Equity for the nine-month periods ended September 28, 2008 and September 30, 2007 and (v) the Notes to the Condensed Consolidated Financial Statements, tagged as blocks of text, are furnished as exhibits to this Current Report on Form 8-K and are collectively referred to as Exhibit 100:

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

100.LAB	XBRL Taxonomy Extension Label Linkbase Document

100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cummins Inc.

	By:	/s/ Marsha L. Hunt
Marsha L. Hunt
Vice President – Corporate Controller
Dated: December 12, 2008		(Principal Accounting Officer)